QUARTERLY SUPPLEMENTAL INFORMATION FIRST QUARTER 2025 Exhibit 99.2

TABLE OF CONTENTS March 31, 2025 Page PAGE SUMMARY / HIGHLIGHTS 3 TENANT DATA TOP 15 TENANTS 17 FINANCIAL DATA QUARTERLY LEASING SUMMARY 18 CONSOLIDATED BALANCE SHEETS 4 LEASE ROLLOVER SCHEDULE 19 CONSOLIDATED STATEMENTS OF OPERATIONS 5 PROPERTY LEASES AND VACANCIES 20 NON-GAAP FINANCIAL DATA 6 SELECT CREDIT METRICS SUMMARY 10 DEBT MORTGAGES AND NOTES PAYABLE 28 DEBT MATURITY SCHEDULE 29 CAPITAL DEPLOYMENT DEBT COVENANTS 30 QUARTERLY DISPOSITIONS 11 DEVELOPMENT SUMMARY 12 COMPONENTS OF NET ASSET VALUE 31 CAPITAL EXPENDITURES AND LEASING COSTS 14 OTHER FINANCIAL DATA 32 PORTFOLIO DATA NON-GAAP MEASURES DEFINITIONS 33 SAME-STORE DATA 15 PORTFOLIO INFORMATION 16 INVESTOR INFORMATION 37 This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under LXP Industrial Trust (“LXP”)'s control which may cause actual results, performance or achievements of LXP to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates and changes in applicable governmental regulations and tax legislation, (2) the outbreak of highly infectious or contagious diseases and natural disasters, (3) authorization by LXP's Board of Trustees of future dividend declarations, (4) LXP's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2025, (5) the successful consummation of any lease, acquisition, development, build-to-suit, disposition, financing or other transaction, including the timing of any such transaction, the ultimate terms or achieving any estimated yields or rental rates, (6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of any legislation, (8) competition, (9) inflation and increases in operating costs, (10) labor shortages, (11) supply chain disruption and increases in real estate construction costs and raw materials costs and construction schedule delays, (12) defaults or non-renewals of significant tenant leases, (13) changes in financial markets and interest rates, (14) changes in accessibility of debt and equity capital markets, (15) future impairment charges, and (16) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

3Table of Contents Quarterly Highlights - Net Income - $0.06 per diluted common share - Adjusted Company FFO - $0.16 per diluted common share - Same-Store NOI increased 5.2% in 2025 compared to 2024 - Completed 540,000 square foot lease extension, increasing the Base and Cash Base Rents by 52.5% and 58.9%, respectively - Commenced redevelopment of 250,000 square foot warehouse facility - Disposed of one warehouse facility for a gross disposition price of $35.0 million - Repaid $50.0 million of the $300.0 million term loan SUMMARY / HIGHLIGHTS March 31, 2025 LXP is a real estate investment trust ("REIT") focused on Class A, warehouse and distribution real estate investments in 12 target markets in the Sunbelt and lower Midwest. Portfolio Statistics # of Properties: 118 # of States: 16 Square Footage: 57.3 million % Square Feet Class A: 90.7% Stabilized Portfolio % Leased: 93.3% # of Leases: 132 Weighted-Average Lease Term (Years): 5.3 years Weighted-Average Age: 9.5 years Developable Land:(1) 514 acres Footnote (1) Includes consolidated and non-consolidated developable land.

4Table of Contents CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data) March 31, 2025 December 31, 2024 Assets: Real estate, at cost $ 4,134,987 $ 4,176,294 Real estate - intangible assets 314,431 318,444 Land held for development 82,920 82,827 Investments in real estate under construction 17,500 5,947 Real estate, gross 4,549,838 4,583,512 Less: accumulated depreciation and amortization 1,070,872 1,047,166 Real estate, net 3,478,966 3,536,346 Assets held for sale 8,050 — Right-of-use assets, net 15,364 16,484 Cash and cash equivalents 70,935 101,836 Restricted cash 242 237 Investments in non-consolidated entities 39,264 40,018 Deferred expenses, net 39,098 39,820 Rent receivable – current 2,361 2,052 Rent receivable – deferred 83,213 85,757 Other assets 22,021 20,762 Total assets $ 3,759,514 $ 3,843,312 Liabilities and Equity: Liabilities: Mortgages and notes payable, net $ 53,602 $ 54,930 Term loan payable, net 248,397 297,814 Senior notes payable, net 1,089,892 1,089,373 Trust preferred securities, net 127,918 127,893 Dividends payable 41,354 41,164 Liabilities held for sale 219 — Operating lease liabilities 15,860 17,114 Accounts payable and other liabilities 46,247 57,055 Accrued interest payable 15,349 10,517 Deferred revenue - including below-market leases, net 5,632 6,751 Prepaid rent 18,190 19,918 Total liabilities 1,662,660 1,722,529 Commitments and contingencies Equity: Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares: Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding 94,016 94,016 Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 295,728,056 and 294,499,790 shares issued and outstanding in 2025 and 2024, respectively 30 29 Additional paid-in-capital 3,317,057 3,315,104 Accumulated distributions in excess of net income (1,339,223) (1,316,993) Accumulated other comprehensive income 2,926 6,136 Total shareholders' equity 2,074,806 2,098,292 Noncontrolling interests 22,048 22,491 Total equity 2,096,854 2,120,783 Total liabilities and equity $ 3,759,514 $ 3,843,312

5Table of Contents CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data) Three months ended March 31, 2025 2024 Gross revenues: Rental revenue $ 87,893 $ 85,207 Other revenue 970 1,044 Total gross revenues 88,863 86,251 Expense applicable to revenues: Depreciation and amortization (50,512) (47,509) Property operating (17,129) (15,188) General and administrative (10,390) (9,493) Non-operating income 520 3,769 Interest and amortization expense (16,280) (16,984) Loss on debt satisfaction (350) — Change in allowance for credit loss — 5 Gain on sale of real estate 24,635 — Income before provision for income taxes and equity in losses of non-consolidated entities 19,357 851 Provision for income taxes (215) (125) Equity in losses of non-consolidated entities (980) (1,281) Net income (loss) 18,162 (555) Less net loss attributable to noncontrolling interests 816 286 Net income (loss) attributable to LXP Industrial Trust shareholders 18,978 (269) Dividends attributable to preferred shares - Series C (1,572) (1,572) Allocation to participating securities (127) (90) Net income (loss) attributable to common shareholders $ 17,279 $ (1,931) Net income (loss) attributable to common shareholders - per common share basic $ 0.06 $ (0.01) Weighted-average common shares outstanding - basic 291,706,064 291,288,383 Net income (loss) attributable to common shareholders - per common share diluted $ 0.06 $ (0.01) Weighted-average common shares outstanding - diluted 292,298,271 291,288,383

6Table of Contents NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data) Three months ended March 31, 2025 2024 FUNDS FROM OPERATIONS: Basic and Diluted: Net income (loss) attributable to common shareholders $ 17,279 $ (1,931) Adjustments: Depreciation and amortization related to real estate 48,822 46,208 Amortization of leasing commissions 1,690 1,301 Joint venture and noncontrolling interest adjustment 1,207 1,563 Gain on sale of real estate (24,635) — FFO available to common shareholders - basic 44,363 47,141 Preferred dividends 1,572 1,572 Amount allocated to participating securities 127 90 FFO available to all equityholders - diluted 46,062 48,803 Allowance for credit losses — (5) Loss on debt satisfaction 350 — Adjusted Company FFO available to all equityholders - diluted $ 46,412 $ 48,798 Per Common Share Amounts: Basic: FFO $ 0.15 $ 0.16 Diluted: FFO $ 0.16 $ 0.16 Adjusted Company FFO $ 0.16 $ 0.16 Weighted-Average Common Shares: Basic: Weighted-average common shares outstanding - basic EPS 291,706,064 291,288,383 Weighted-average common shares outstanding - basic FFO 291,706,064 291,288,383 Diluted: Weighted-average common shares outstanding - diluted EPS 292,298,271 291,288,383 Preferred shares - Series C 4,710,570 4,710,570 Weighted-average common shares outstanding - diluted FFO 297,008,841 295,998,953

7Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands) Three months ended March 31, 2025 2024 Adjusted Company FFO available to all equityholders - diluted $ 46,412 $ 48,798 FUNDS AVAILABLE FOR DISTRIBUTION Adjustments: Straight-line adjustments (959) (2,702) Lease incentives 446 138 Amortization of above/below market leases (1,115) (449) Lease termination payments 1,600 — Sales-type lease non-cash income — (592) Non-cash interest 1,079 1,162 Non-cash charges, net 3,126 2,451 Capitalized interest and internal costs (219) (2,056) Second-generation tenant improvements (452) (453) Second-generation lease costs (1,736) (1,094) Joint venture and noncontrolling interests adjustment (57) 35 Company Funds Available for Distribution $ 48,125 $ 45,238

8Table of Contents NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Net Operating Income ("NOI"): Three months ended March 31, 2025 2024 Net income (loss) $ 18,162 $ (555) Interest and amortization expense 16,280 16,984 Provision for income taxes 215 125 Depreciation and amortization 50,512 47,509 General and administrative 10,390 9,493 Non-operating income (1,490) (4,813) Gain on sale of real estate (24,635) — Loss on debt satisfaction 350 — Equity in losses of non-consolidated entities 980 1,281 Straight-line adjustments (959) (2,702) Lease incentives 446 138 Amortization of above/below market leases (1,115) (449) Sales-type lease adjustments — (597) NOI 69,136 66,414 Less NOI: Acquisitions, expansions, development, redevelopment and dispositions (5,550) (5,998) Same-Store NOI $ 63,586 $ 60,416

NON-GAAP FINANCIAL DATA (CONTINUED)

($000)

Adjusted EBITDA:

	3/31/2025	12/31/2024	9/30/2024	6/30/2024	Trailing 12 Months
Net income attributable to					
LXP Industrial Trust shareholders	$ 18,978	$ 33,031	$ 6,346	$ 5,426	$ 63,781
Interest and amortization expense	16,280	15,853	16,037	17,603	65,773
Provision (benefit) for income taxes	215	(356)	21	83	(37)
Depreciation and amortization	50,512	48,620	48,387	48,347	195,866
Straight-line adjustments	(959)	(1,240)	(1,656)	(1,674)	(5,529)
Sales-type lease non-cash income	—	(475)	(626)	(610)	(1,711)
Lease incentives	446	432	430	330	1,638
Amortization of above/below market leases	(1,115)	(1,054)	(694)	(457)	(3,320)
Gain on sale of real estate	(24,635)	(20,446)	(11,050)	(8,352)	(64,483)
Sales-type lease income attributable to the excercise of a purchase option	—	(14,991)	—	—	(14,991)
Gain on change in control of a subsidiary	—	—	—	(209)	(209)
Transaction costs	—	—	—	498	498
Loss on debt satisfaction	350	—	—	—	350
Non-recurring costs	—	250	1,538	—	1,788
Sales-type lease adjustments	—	(112)	42	14	(56)
Non-cash charges, net	3,126	2,794	2,599	2,399	10,918
Pro-rata share adjustments:					
Non-consolidated entities adjustment	3,028	2,034	3,530	3,470	12,062
Noncontrolling interests adjustment	(443)	214	(398)	(446)	(1,073)
Adjusted EBITDA	**$ 65,783**	**$ 64,554**	**$ 64,506**	**$ 66,422**	**$ 261,265**

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10Table of Contents SELECT CREDIT METRICS SUMMARY(1) 12/31/2022 12/31/2023 12/31/2024 3/31/2025 Adjusted Company FFO Payout Ratio 72.4% 72.1% 82.0% 84.4 % Unencumbered Assets $4.5 billion $4.5 billion $4.5 billion $4.5 billion Unencumbered NOI 93.4% 96.3% 96.3% 96.5% (Debt + Preferred) / Gross Assets 32.1% 36.6% 34.0% 33.3 % Debt / Gross Assets 30.1% 34.7% 32.0% 31.3 % Secured Debt / Gross Assets 1.5% 1.2% 1.1% 1.1 % Unsecured Debt / Unencumbered Assets 31.3% 38.4% 33.9% 32.9 % Net Debt / Adjusted EBITDA(2) 6.4x 6.0x 5.9x 5.9x (Net Debt + Preferred) / Adjusted EBITDA(2) 6.9x 6.4x 6.3x 6.2x Credit Facility Availability(3) $600.0 million $600.0 million $600.0 million $600.0 million Footnotes: (1) LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance. (2) Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months. (3) Subject to covenant compliance.

11Table of Contents DISPOSITION SUMMARY 3/31/2025 Footnotes: (1) Non-target market. Gross Month Gross Disposition of Percent Disposition Location % Owned Price ($000) Disposition Leased Price PSF 1 Bristol, PA(1) 100% $ 34,967 March 100% $144.50 1 TOTAL PROPERTY DISPOSITION $ 34,967

DEVELOPMENT SUMMARY

3/31/2025

ONGOING DEVELOPMENT AND REDEVELOPMENT NOT IN SERVICE:

Project (% Owned)	# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Cost ($000)	GAAP Investment Balance as of 3/31/2025 ($000) (1)	LXP Amount Funded as of 3/31/2025 ($000)(2)	Estimated Completion Date	% Leased as of 3/31/2025
Consolidated								
Redevelopment Project								
Richmond (100%)(3)	1	Richmond, VA	252,351	$ 4,700	$ 11,119	$ —	1Q 2026	—%
Land Infrastructure Improvements								
Reems & Olive (95.5%)(4)	N/A	Phoenix, AZ	N/A	11,459	6,381	7,036	N/A	N/A
Total Consolidated Development and Redevelopment Projects			**252,351**	**$ 16,159**	**$ 17,500**	**$ 7,036**		

DEVELOPMENT PLACED IN SERVICE:

	Project (% Owned)	Placed in Service	Market	Sq. Ft.
Available for Lease (5)				
1	South Shore Building B (100%)	3Q 2024	Central Florida	80,983
2	Smith Farms Building 3 (90%)	2Q 2024	Greenville/Spartanburg, SC	1,091,888
3	South Shore Building A (100%)	2Q 2024	Central Florida	132,212
4	Ocala (80%)	1Q 2024	Central Florida	1,085,280
5	Mt. Comfort (80%)	1Q 2024	Indianapolis, IN	1,049,510
5	**Subtotal**			**3,439,873**
First Generation Leased				
1	Piedmont (100%)	4Q 2024	Greenville/Spartanburg, SC	625,238
2	Etna Building D (100%)	3Q 2024	Columbus, OH	250,020
3	Cotton 303 Building 2 (100%)	1Q 2024	Phoenix, AZ	488,400
4	The Cubes at Etna East (100%)	4Q 2023	Columbus, OH	1,074,840
—	South Shore Building B (100%)	4Q 2023	Central Florida	57,690
5	Smith Farms Building 2 (90%)	4Q 2023	Greenville/Spartanburg, SC	304,884
6	Cotton 303 Building 1 (100%)	1Q 2023	Phoenix, AZ	392,278
7	Smith Farms Building 1 (90%)	4Q 2022	Greenville/Spartanburg, SC	797,936
8	Fairburn (100%)	4Q 2021	Atlanta, GA	907,675
9	KeHE Distributors (100%)	4Q 2021	Phoenix, AZ	468,182
10	Rickenbacker (100%)	1Q 2021	Columbus, OH	320,190
10	**Subtotal**			**5,687,333**
15	**Total Development Placed In Service**			**9,127,206**

Footnotes:

(1) Excludes leasing costs, incomplete costs, and developer incentive fees or partner promotes, if any.

(2) Excludes noncontrolling interests' share.

(3) During the first quarter, the tenant vacated the building, which is part of a four building integrated campus, and LXP began redeveloping the property into a standalone warehouse and distribution facility. The GAAP investment balance represents the net book value as of March 31, 2025.

(4) Represents infrastructure development costs to prepare the land for vertical development.

(5) The facility was placed in service vacant one year after the completion of base building construction.

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13Table of Contents DEVELOPMENT SUMMARY (CONTINUED) 3/31/2025 LAND HELD FOR INDUSTRIAL DEVELOPMENT: GAAP LXP Investment Amount Funded Project Approximate 3/31/2025 3/31/2025 (% owned) Market Acres ($000) ($000)(1) Consolidated 1 Reems & Olive (95.5%) Phoenix, AZ 315 $ 75,327 $ 74,188 2 Mt. Comfort Phase II (80%) Indianapolis, IN 116 5,861 4,661 3 ATL Fairburn (100%) Atlanta, GA 14 1,732 1,768 3 Total Consolidated Land Projects 445 $ 82,920 $ 80,617 GAAP LXP Investment Balance Amount Funded Project Approximate 3/31/2025 3/31/2025 (% owned) Market Acres ($000) ($000)(1) Non - Consolidated 1 Etna Park 70 (90%) Columbus, OH 48 $ 9,901 $ 11,665 2 Etna Park 70 East (90%) Columbus, OH 21 2,346 2,985 2 Total Non-Consolidated Land Projects 69 $ 12,247 $ 14,650 Footnotes: (1) Excludes noncontrolling interests’ share.

14Table of Contents CAPITAL EXPENDITURES AND LEASING COSTS (1) 3/31/2025 ($000) Three months ended March 31, 2025 2024 First Generation Costs Tenant Improvements $ 5 $ 163 Leasing Costs — — Base Building 147 706 Total First Generation Costs $ 152 $ 869 Second Generation Costs Tenant Improvements $ 452 $ 453 Leasing Costs 1,736 1,094 Building Improvements 2,177 1,134 Total Second Generation Costs $ 4,365 $ 2,681 Total Capital Expenditures and Leasing Costs $ 4,517 $ 3,550 Footnotes: (1) Consolidated costs on a cash basis. Amounts exclude development projects, capitalized interest and internal costs, if any. Leasing cost includes payments for lease incentives, if any.

15Table of Contents SAME-STORE DATA 3/31/2025 ($000) Same-Store NOI Three months ended March 31, QUARTER 2025 2024 Total Cash Base Rent $ 64,080 $ 60,992 Tenant Reimbursement 14,817 13,530 Property Operating Expenses (15,311) (14,106) Same-Store NOI $ 63,586 $ 60,416 Change in Same-Store NOI 5.2% Same-Store Statistics As of 3/31/2025 As of 3/31/2024 Same-Store # of Properties - QTR 105 105 Same-Store Percent Leased - QTR 99.2% 98.9%

PORTFOLIO INFORMATION

3/31/2025

Markets [1]	GBV % as of 3/31/2025	ABR % as of 3/31/2025
Phoenix, AZ	13.7%	11.2%
Greenville/Spartanburg, SC	13.3%	11.2%
Atlanta, GA	9.5%	10.2%
Indianapolis, IN	7.6%	5.3%
Central Florida	6.3%	4.1%
Memphis, TN	6.2%	7.8%
Cincinnati/Dayton, OH	6.1%	5.2%
Houston, TX	6.0%	6.7%
Dallas/Ft. Worth, TX	5.7%	5.4%
Columbus, OH	4.2%	5.8%
Savannah, GA	3.3%	3.3%
Nashville, TN	2.8%	3.5%
Total - Target Markets	**84.7%**	**79.7%**
St. Louis, MO	2.1%	2.1%
Jackson, MS	2.0%	2.3%
DC/Baltimore, MD	1.9%	2.2%
Jackson, TN	1.3%	1.5%
Charlotte, NC	1.1%	2.0%
New York/New Jersey	0.9%	2.0%
Champaign-Urbana, IL	0.9%	1.5%
Cleveland, TN	0.8%	1.2%
Total - Top 20 Markets	**95.7%**	**94.5%**

Footnotes:

(1) Based on CoStar inventory data.
(2) Based on CoStar portfolio data.
(3) Percent of ABR. Credit ratings based upon either tenant, guarantor, or parent/ultimate parent.
(4) Percentage is for Stabilized Portfolio.
(5) Weighting based on square footage, excluding land parcels.
(6) Excludes land assets and all vacant square footage.
(7) Weighting based on ABR.
(8) Percent with Fixed Escalations based on ABR. Average Annual Rent Escalation based on next rent step up percentages. Excludes escalating leases after last escalation.
(9) Based on internal and external sources.
(10) Percent of ABR based upon CoStar inventory data.

Industries	ABR % as of 3/31/2025
Consumer Products	23.3%
Transportation/Logistics	20.8%
E-Commerce	13.8%
Automotive	12.9%
Construction/Materials	10.8%
Food	6.1%
Apparel	3.9%
Specialty	2.6%
Retail Department	1.9%
Energy Products	1.1%
Other	2.8%
Total	**100.0%**

Additional Information	
# of Properties	118
Square Feet	57,267,108
% Square Feet Class A [2]	90.7%
% Investment Grade [3]	46.5%
% Leased [4]	93.3%
% Leased Excluding First Generation Vacancy	99.5%
Weighted-Average Age (Years) [5]	9.5
Weighted-Average ABR per SF [6]	$5.12
Weighted-Average Lease Term (Years) [7]	5.3
% with Fixed Escalation [8]	98.3%
Average Annual Rent Escalation [8]	2.8%
Average Building Size (SF)	489,462
Average Clear Height (Feet) [9]	33.4
% Top 25 Markets [10]	74.6%
% Top 50 Markets [10]	92.4%

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17Table of Contents TOP 15 TENANTS 3/31/2025 Tenants (1) Lease Expirations Number of Leases Sq. Ft. Leased Sq. Ft. Leased as of Percent of Consolidated Portfolio (2) ABR as of 3/31/2025 ($000) ABR % as of 3/31/2025 ($000) (3) Amazon 2026-2033 6 3,864,731 7.2% $ 18,973 6.7 % Nissan 2027 2 2,971,000 5.6% 13,356 4.7 % Black and Decker 2029 & 2033 2 2,289,366 4.3% 9,694 3.4 % Wal-Mart 2027-2031 3 2,351,917 4.4% 9,077 3.2 % GXO Logistics 2026-2028 3 1,697,475 3.2% 8,021 2.8 % Watco 2038 1 132,449 0.2% 6,573 2.3 % FedEx 2028 2 292,021 0.5% 6,282 2.2 % Owens Corning 2025-2027 3 863,242 1.6% 6,169 2.2 % Olam 2029 & 2037 2 1,196,614 2.2% 6,045 2.1 % Undisclosed (4) 2034 1 1,318,680 2.5% 5,556 2.0 % Mars Wrigley 2030 1 604,852 1.1% 5,552 2.0 % Drive Automotive 2036 1 625,238 1.2% 5,248 1.9 % Georgia-Pacific 2028 & 2031 2 1,283,102 2.4% 5,241 1.9 % FIGS 2031 1 488,400 0.9% 4,864 1.7 % Asics 2030 1 855,878 1.6% 4,634 1.6% 31 20,834,965 38.9% $ 115,285 40.7 % Footnotes: (1) Tenant, guarantor or parent. (2) Excludes vacant square feet. (3) Based on ABR for consolidated properties owned at March 31, 2025. (4) Lease restricts certain disclosures.

18Table of Contents QUARTERLY LEASING SUMMARY (1) 3/31/2025 Location Prior Term New Lease Expiration Date Sq. Ft. New Base Rent Per Annum ($000) Prior Base Rent Per Annum ($000) (1) % Change New Cash Base Rent Per Annum ($000) Prior Cash Base Rent Per Annum ($000) (1) % Change LEASE EXTENSIONS 1 Goodyear, AZ 04/2026 07/2031 540,349 $ 3,726 $ 2,444 52.5% $ 4,053 $ 2,551 58.9% 2 Austell, GA(2) 01/2028 01/2030 604,852 4,820 4,801 N/A 4,937 4,747 N/A 2 TOTAL NEW AND EXTENDED LEASES 1,145,201 $ 8,546 $ 7,245 $ 8,990 $ 7,298 Location Prior Lease Expiration Date Sq. Ft. Annualized Base Rent at Vacancy ($000) Annualized Cash Base Rent at Vacancy ($000) NEW VACANCY 1 Adairsville, GA 03/2025 124,251 $ 653 $ 698 1 TOTAL NEW VACANCY 124,251 $ 653 $ 698 Footnotes: (1) Assumes 12 months rent from the lease commencement/extension, excluding free rent periods as applicable. Rent from prior tenant for square feet leased. (2) Lease was previously renewed in 2024 extending the lease term expiration from 2025 to 2028 and increasing the Cash Base Rent by approximately 63%, excluding TI reimbursements in the prior rent. In 1Q 2025, the lease term was extended by a further two years to 2030.

19Table of Contents LEASE ROLLOVER SCHEDULE 3/31/2025 ($000) Year Number of Leases Expiring ABR as of 3/31/2025 Percent of ABR as of 3/31/2025 2025 - remaining 9 $ 9,508 3.4% 2026 22 29,873 10.6% 2027 18 41,933 14.9% 2028 9 19,231 6.8% 2029 23 42,662 15.1% 2030 12 37,134 13.2% 2031 14 30,933 11.0% 2032 4 5,925 2.1% 2033 3 12,807 4.5% 2034 7 20,651 7.3 % Thereafter 11 31,614 11.1 % Total (1) 132 $ 282,271 100.0 % Footnotes: (1) Total shown may differ from detailed amounts due to rounding. 2025 - Remaining 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafter $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000

PROPERTY LEASES & VACANCIES - 3/31/2025

Year of Lease Expiration	Date of Lease Expiration	CoStar Market [(1)]	Property Location	City	State	Note	Sq. Ft. Leased or Available [(2)]	Annualized Base Rent as of 3/31/2025 ($000)	Annualized Cash Base Rent ("ABR") as of 3/31/2025 ($000)
SINGLE TENANT									
	WAREHOUSE/DISTRIBUTION								
2025	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	1,237	1,290
	5/31/2025	Central Florida	2455/2467 Premier Row	Orlando	FL	--	350,990	1,667	1,667
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	1,818	1,928
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	1,278	1,368
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	85,232	436	456
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	525	573
	9/30/2025	Atlanta, GA	95 International Pkwy.	Adairsville	GA	13	100,960	546	546
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	--	160,140	1,007	1,075
		Minneapolis/St Paul, MN	1700 47th Ave. North	Minneapolis	MN	--	18,620	605	605
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	598	668
	2/28/2026	Central Florida	3102 Queen Palm Dr.	Tampa	FL	--	229,605	1,693	1,875
	3/31/2026	Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	1,287	1,446
	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	752	790
		Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	--	194,936	1,113	1,105
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	3	136,495	629	640
	7/31/2026	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	638	632
		Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	97,934	501	508
		Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	1,433	1,486
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	821	866
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	669	740
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	2,696	2,817
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	1,109	1,164
		Dallas/Ft. Worth, TX	3737 Duncanville Rd.	Dallas	TX	--	510,400	2,365	2,629
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	962	991
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	--	639,800	2,796	2,936
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	2,883	3,027

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20

PROPERTY LEASES & VACANCIES - 3/31/2025

Year of Lease Expiration	Date of Lease Expiration	CoStar Market [(1)]	Property Location	City	State	Note	Sq. Ft. Leased or Available [(2)]	Annualized Base Rent as of 3/31/2025 ($000)	Annualized Cash Base Rent ("ABR") as of 3/31/2025 ($000)
	WAREHOUSE/DISTRIBUTION								
2026	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	1,621	1,628
	12/31/2026	Houston, TX	4600 Underwood Rd.	Deer Park	TX	--	402,648	1,507	1,860
		Indianapolis, IN	180 Bob Glidden Blvd.	Whiteland	IN	--	179,530	787	840
		Indianapolis, IN	76 Bob Glidden Blvd.	Whiteland	IN	--	168,480	787	809
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	1,240	1,229
	2/28/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	68,420	388	426
		Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	6,200	6,617
	3/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	--	195,000	1,052	1,111
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	6,560	6,739
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	2,994	3,136
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	2,312	2,469
	8/31/2027	Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	119,295	786	785
		Atlanta, GA	200 Momeni Ln.	Adairsville	GA	--	447,753	2,802	2,687
		Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	3,945	3,597
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	400,522	1,449	1,508
	9/30/2027	Memphis, TN	1550 Hwy 302	Byhalia	MS	--	615,600	2,439	2,588
	10/31/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	36,274	266	275
		Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	3,944	4,093
	12/31/2027	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	334,222	2,844	2,935
		Chicago, IL	3686 South Central Ave.	Rockford	IL	--	93,000	500	512
		Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	900	870
2028	1/31/2028	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	95,832	624	623
		Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	3,737	4,016
	3/31/2028	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	330,176	1,955	1,931
		New York/New Jersey	29-01 Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	5,135	5,512
	5/31/2028	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	759	770
		Nashville, TN	6050 Dana Way	Antioch	TN	--	126,215	476	478
	8/31/2028	Houston, TX	4100 Malone Dr.	Pasadena	TX	--	233,190	1,359	1,363

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21

PROPERTY LEASES & VACANCIES - 3/31/2025

Year of Lease Expiration	Date of Lease Expiration	CoStar Market [1]	Property Location	City	State	Note	Sq. Ft. Leased or Available [2]	Annualized Base Rent as of 3/31/2025 ($000)	Annualized Cash Base Rent ("ABR") as of 3/31/2025 ($000)
	WAREHOUSE/DISTRIBUTION								
2028	8/31/2028	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	63,840	309	323
	10/31/2028	Atlanta, GA	1625 Oakley Industrial Blvd.	Fairburn	GA	--	907,675	4,223	4,215
2029	1/31/2029	Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	2,527	2,491
		Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	2,662	2,686
	2/28/2029	Greenville/Spartanburg, SC	140 Smith Farms Pkwy.	Greer	SC	4	304,884	1,757	1,862
	3/31/2029	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	53,240	373	422
	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	--	275,400	1,420	1,402
		Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	1,741	1,862
		Nashville, TN	6050 Dana Way	Antioch	TN	--	11,238	165	165
	5/31/2029	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	2,577	2,479
		Atlanta, GA	1001 Old Grassdale Rd	Cartersville	GA	--	273,576	1,866	1,710
	6/30/2029	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	--	1,170,218	4,101	4,048
	7/31/2029	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	--	341,660	1,705	1,705
		Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	2,751	2,829
	8/31/2029	Dallas/Ft. Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	4,278	4,299
	9/30/2029	Indianapolis, IN	1627 Veterans Memorial Pkwy. E.	Lafayette	IN	--	309,400	1,427	1,439
		Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	2,706	2,578
		Memphis, TN	11555 Silo Dr.	Olive Branch	MS	--	927,742	2,661	3,943
		Savannah, GA	1001 Gateway Pkwy.	Rincon	GA	--	68,291	711	656
	10/14/2029	Columbus, OH	10300 Schuster Way	Etna	OH	--	250,020	2,030	1,958
	10/31/2029	Houston, TX	9701 New Decade Dr.	Pasadena	TX	--	102,863	766	741
		Nashville, TN	6050 Dana Way	Antioch	TN	--	67,200	602	578
	11/21/2029	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	194,796	983	968
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	--	235,600	1,263	1,244
2030	1/31/2030	Atlanta, GA	7875 White Rd. SW	Austell	GA	--	604,852	4,820	5,552
		Dallas/Ft. Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	1,669	1,667
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	4,388	4,634
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	3,460	3,130

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22

PROPERTY LEASES & VACANCIES - 3/31/2025

Year of Lease Expiration	Date of Lease Expiration	CoStar Market [1]	Property Location	City	State	Note	Sq. Ft. Leased or Available [2]	Annualized Base Rent as of 3/31/2025 ($000)	Annualized Cash Base Rent ("ABR") as of 3/31/2025 ($000)
	WAREHOUSE/DISTRIBUTION								
2030	6/30/2030	Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	5	782,119	4,066	3,132
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	5,515	5,495
		Dallas/Ft. Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	617	614
	8/31/2030	Central Florida	3400 NW 35th Street Rd.	Ocala	FL	--	617,055	3,014	2,972
	9/30/2030	Greenville/Spartanburg, SC	7870 Reidville Rd.	Greer	SC	--	396,073	1,840	1,759
		Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	4,193	4,177
	10/31/2030	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	3,819	3,657
2031	1/31/2031	Phoenix, AZ	3815 N Cotton Ln.	Goodyear	AZ	--	488,400	5,266	4,864
	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	1,043	1,048
	3/31/2031	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	3,626	3,491
		Indianapolis, IN	19 Bob Glidden Blvd.	Whiteland	IN	--	530,400	2,190	2,124
	5/31/2031	DC/Baltimore, MD	291 Parkside Dr.	Winchester	VA	--	344,700	1,726	1,708
	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	--	352,275	1,543	1,506
	7/31/2031	Atlanta, GA	51 Busch Dr.	Cartersville	GA	--	328,000	1,646	1,594
		Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	3,726	2,519
	9/30/2031	Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	276,705	1,590	1,559
	11/30/2031	Indianapolis, IN	5424 Albert S. White Dr.	Whitestown	IN	--	1,016,244	3,909	3,775
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	2,368	2,381
	12/31/2031	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	161,982	1,274	1,225
		Cincinnati/Dayton, OH	200 Richard Knock Way	Walton	KY	--	232,500	1,271	1,231
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	3	352,655	1,965	1,908
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	--	143,664	938	936
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	—	2,123	2,217
		Cincinnati/Dayton, OH	300 Richard Knock Way	Walton	KY	--	544,320	2,411	2,315
	9/30/2032	Nashville, TN	6050 Dana Way	Antioch	TN	--	117,600	1,004	457
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	4,498	4,336
	8/31/2033	Phoenix, AZ	3595 N Cotton Ln.	Goodyear	AZ	--	392,278	3,264	3,076
	10/31/2033	Columbus, OH	9800 Schuster Way	Etna	OH	--	1,074,840	6,130	5,395

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23

PROPERTY LEASES & VACANCIES - 3/31/2025

Year of Lease Expiration	Date of Lease Expiration	CoStar Market [1]	Property Location	City	State	Note	Sq. Ft. Leased or Available [2]	Annualized Base Rent as of 3/31/2025 ($000)	Annualized Cash Base Rent ("ABR") as of 3/31/2025 ($000)
WAREHOUSE/DISTRIBUTION									
2034	1/31/2034	Savannah, GA	1001 Gateway Pkwy.	Rincon	GA	--	136,533	1,521	1,300
	2/28/2034	Houston, TX	10575 Red Bluff Rd.	Pasadena	TX	--	248,240	3,382	3,061
		Columbus, OH	191 Arrowhead Dr.	Hebron	OH	--	250,410	1,591	1,334
	9/30/2034	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	2,363	2,061
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	4,196	4,236
		Dallas/Ft. Worth, TX	17505 Interstate Hwy. 35W	Northlake	TX	--	500,556	3,590	3,103
	12/31/2034	Greenville/Spartanburg, SC	21 Inland Pkwy.	Greer	SC	--	1,318,680	5,544	5,556
2035	4/30/2035	Greenville/Spartanburg, SC	170 Smith Farms Pkwy.	Greer	SC	4	797,936	4,322	3,936
	6/30/2035	Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	--	320,190	2,442	2,081
		Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	1,361	1,220
	7/31/2035	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	180,308	1,278	1,138
2036	5/31/2036	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	117,440	787	725
		Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	2,786	2,768
	11/30/2036	Phoenix, AZ	17510 W. Thomas Rd.	Goodyear	AZ	--	468,182	4,304	4,056
	12/31/2036	Greenville/Spartanburg, SC	923 Matrix Pkwy.	Piedmont	SC	--	625,238	6,203	5,248
2037	3/31/2037	Dallas/Ft. Worth, TX	4005 E. I-30	Grand Prairie	TX	--	215,000	1,872	1,767
	5/31/2037	Phoenix, AZ	8989 W Buckeye Rd.	Phoenix	AZ	--	268,872	2,368	2,102
2038	3/31/2038	Houston, TX	13600/13901 Industrial Road	Houston	TX	--	132,449	6,773	6,573
WAREHOUSE/DISTRIBUTION SUBTOTAL - SINGLE TENANT							53,176,502	284,631	280,557

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24

25Table of Contents PROPERTY LEASES & VACANCIES - 3/31/2025 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2025 ($000) Annualized Cash Base Rent (“ABR”) as of 3/31/2025 ($000) MULTI-TENANT / AVAILABLE FOR LEASE (6) (7) N/A Various Greenville/Spartanburg, SC 7820 Reidville Rd. Greer SC 8 (100%) 210,820 1,117 1,117 Central Florida 1075 NE 30th St. Ruskin FL 8 (42%) 138,673 604 597 Vacancy Central Florida 3343 NW 44th Avenue Ocala FL 9 1,085,280 — — Central Florida 3420 Clover Ridge Ave Ruskin FL -- 132,212 — — Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC -- 75,320 — — Greenville/Spartanburg, SC 160 Smith Farms Pkwy. Greer SC 4 1,091,888 — — Indianapolis, IN 2463 N Buck Creek Rd. Greenfield IN 9 1,049,510 — — Atlanta, GA 95 International Pkwy. Adairsville GA -- 124,251 — — Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- 58,202 — — Dallas/Ft. Worth, TX 3115 N Houston School Rd. Lancaster TX -- 124,450 — — MULTI - TENANT / AVAILABLE FOR LEASE TOTAL 4,090,606 1,721 1,714 TOTAL / WEIGHTED AVERAGE 93.3% Leased 57,267,108 $ 286,352 $ 282,271

PROPERTY LEASES & VACANCIES - 3/31/2025

Year of Lease Expiration	Date of Lease Expiration	CoStar Market [1]	Property Location	City	State	Note	Sq. Ft. Leased or Available [2]	LXP % Ownership	Annualized Base Rent as of 3/31/2025 ($000)	Annualized Cash Base Rent ("ABR") as of 3/31/2025 ($000)	3/31/2025 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES												
NNN MFG COLD JV PROPERTIES												
2025	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	10	420,597	20 %	2,190	2,617	345,531	01/2026
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	10	423,280	20 %	1,714	1,755	—	—
2027	8/31/2027	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	10	221,833	20 %	1,062	1,170	—	—
	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	10	264,598	20 %	861	845	—	—
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	10	246,508	20 %	835	833	—	—
	12/31/2028	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	10	289,330	20 %	833	735	—	—
2029	4/30/2029	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	10	993,685	20 %	1,672	1,200	—	—
	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	10	276,782	20 %	1,842	1,815	—	—
2030	6/30/2030	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	10	424,904	20 %	1,755	1,687	—	—
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	10	167,770	20 %	709	537	—	—
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	10	539,592	20 %	2,731	2,838	—	—
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	10	211,598	20 %	990	1,208	—	—
	10/31/2030	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	10	311,612	20 %	1,872	1,823	—	—
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	10	336,350	20 %	1,607	1,518	—	—
	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	10	188,166	20 %	4,098	3,984	—	—
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	11	260,243	20 %	4,194	3,872	39,850	11/2032
	12/31/2032	Bingen, WA	901 East Bingen Point Way	Bingen	WA	10	124,539	20 %	1,790	1,618	—	—
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	10	222,200	20 %	704	650	—	—
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	10	187,800	20 %	2,604	2,395	—	—
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	10	262,095	20 %	2,041	1,879	—	—
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	10	165,493	20 %	3,465	2,878	—	—
NNN MFG COLD JV TOTAL / WEIGHTED AVERAGE						**100% Leased**	**6,538,975**		**$ 39,569**	**$ 37,857**	**$ 385,381**	

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26

PROPERTY LEASES & VACANCIES - 3/31/2025

Year of Lease Expiration	Date of Lease Expiration	CoStar Market [(1)]	Property Location	City	State	Note	Sq. Ft. Leased or Available [(2)]	LXP % Ownership	Annualized Base Rent as of 3/31/2025 ($000)	Annualized Cash Base Rent ("ABR") as of 3/31/2025 ($000)	3/31/2025 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES												
NNN OFFICE JV PROPERTIES												
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	--	72,965	20 %	1,014	999	—	—
2027	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	--	98,849	20 %	2,116	2,201	—	—
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	--	42,290	20 %	684	711	—	—
2029	7/31/2029	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	--	11,246	20 %	129	133	—	—
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	12	201,450	20 %	6,025	5,929	46,900	12/2025 01/2033
2033	5/31/2033	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	--	60,736	20 %	1,302	1,245	—	—
N/A	Vacancy	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	--	13,536	20 %	—	—	—	—
		Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	--	200,569	20 %	—	—	—	—
NNN OFFICE JV TOTAL / WEIGHTED AVERAGE						69.5% Leased	701,641		$ 11,270	$ 11,218	$ 46,900	
NON-CONSOLIDATED TOTAL / WEIGHTED AVERAGE						**97% Leased**	**7,240,616**		**$ 50,839**	**$ 49,075**	**$ 432,281**	

Footnotes:

(1) Based on CoStar inventory data.

(2) Square footage leased or available.

(3) Subsequent to 3/31/2025, property sold.

(4) LXP has a 90% interest in this property.

(5) Property includes three facilities (252,351 square feet each) and one other property (25,066 square feet).

(6) Multi-tenant space properties are properties less than 50% leased to a single tenant.

(7) The fully vacant properties incurred approximately $1.0 million in net operating expenses, for the three months ended 3/31/2025.

(8) Represents percent leased.

(9) LXP has an 80% interest in this property.

(10) All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 245 bps. One month Term SOFR is capped at 4.52% through 01/2026.

(11) Interest rate is fixed at 6.30%.

(12) Interest rate is fixed and ranges from 5.3% to 12%.

(13) Subsequent to 3/31/2025, lease extended to 2030

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27

MORTGAGES AND NOTES PAYABLE

3/31/2025

Property	Footnotes		Debt Balance ($000)	GAAP Balance ($000) [g]	Interest Rate (%)	Maturity [a]
MORTGAGE [b]						
Long Island City, NY		$	14,922 $	14,383	3.500%	03/2028
Goodyear, AZ			39,219	39,219	4.290%	08/2031
Mortgage Subtotal/Wtd. Avg./Years Remaining		$	54,141 $	53,602	4.072%	5.4
CORPORATE [c]						
Revolving Credit Facility	(d)	$	— $	—	—%	07/2026
Term Loan	(e)		250,000	248,397	4.310%	01/2027
Senior Notes			300,000	296,640	6.750%	11/2028
Senior Notes			400,000	396,265	2.700%	09/2030
Senior Notes			400,000	396,987	2.375%	10/2031
Trust Preferred Notes	(f)		129,120	127,918	5.581%	04/2037
Subtotal/Wtd. Avg./Years Remaining [d]		$	1,479,120 $	1,466,207	3.957%	5.3
Total/Wtd. Avg./Years Remaining [d]		$	1,533,261 $	1,519,809	3.961%	5.3

(a) Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b) Secured.
(c) Unsecured.
(d) Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600 million, subject to covenant compliance. Maturity date can be extended to July 2027, subject to certain conditions.
(e) Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. LXP entered into interest rate swaps to effectively fix the interest rate for the Term SOFR portion of the interest rate to an average interest rate of 4.31% per annum until January 31, 2027.
(f) Rate is three month term SOFR plus a 0.26% adjustment plus a spread of 170 bps. LXP entered into interest rate swaps to effectively fix the interest rate related to an aggregate of $82.5 million of the Trust Preferred Securities at an average interest rate of 5.20% from October 30, 2024 to October 30, 2027.
(g) GAAP Balance net of aggregate deferred loan costs, net of $9,907 and discounts, net of $3,545.

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29Table of Contents DEBT MATURITY SCHEDULE 3/31/2025 ($000) Consolidated Properties Year Mortgage Scheduled Amortization Mortgage Balloon Payments Corporate Debt 2025 - remaining $ 4,196 $ — $ — 2026 5,773 — — 2027 5,984 — 250,000 2028 2,223 — 300,000 2029 960 — — $ 19,136 $ — $ 550,000 Footnotes: (1) Percentage denotes weighted-average interest rate.

30Table of Contents DEBT COVENANTS (1) CORPORATE LEVEL DEBT MUST BE: 3/31/2025 Bank Loans: Maximum Leverage < 60% 36.0% Fixed Charge Coverage > 1.5x 3.2x Recourse Secured Indebtedness Ratio < 10% cap value —% Secured Indebtedness Ratio < 40% 3.2% Unsecured Debt Service Coverage > 2.0x 4.4x Unencumbered Leverage < 60% 33.4% Bonds: Debt to Total Assets < 60% 32.1% Secured Debt to Total Assets < 40% 1.1% Debt Service Coverage > 1.5x 3.7x Unencumbered Assets to Unsecured Debt > 150% 312.8% Footnotes: (1) The above is a summary of the key financial covenants for LXP's credit facility and term loan and senior notes, as of March 31, 2025 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date. These calculations are presented to show LXP's compliance with such covenants only and are not measures of LXP's liquidity or performance.

COMPONENTS OF NET ASSET VALUE

3/31/2025

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties quarterly net operating income (NOI) [(1)]		Three months ended 3/31/2025
NOI as reported	$	69,136
Adjustments to NOI:		
Disposed of properties		(251)
Leases not commenced or with free rent period		721
Held for sale assets		(429)
Properties less than 70% leased		(442)
Development properties less than 70% leased		637
NOI for NAV	$	69,372
LXP's share of non-consolidated quarterly NOI [(1)]		
NNN OFFICE JV		
Office	$	472
NNN MFG Cold JV		
Industrial	$	1,870
Other quarterly income		
Fee income	$	970
In service assets not fairly valued by capitalized NOI method [(1)]		
Consolidated development properties less than 70% leased (at our share)	$	229,849
Other consolidated assets less than 70% leased	$	34,306
Shares Outstanding		
Common shares		291,528,747
Unvested time-base stock awards		1,118,838
Unvested performance based awards		3,080,471
Common shares at 3/31/2025		295,728,056

Other assets:		
Assets held for sale - consolidated [(4)]	$	8,050
Construction in progress		8,064
Developable land - consolidated [(2)]		80,617
Developable land - non-consolidated [(2)]		14,650
Development investment - consolidated [(2) (3)]		17,500
Investment in non-consolidated land		2,310
Cash and cash equivalents		70,935
Restricted cash		242
Accounts receivable		2,361
Other assets		22,021
Total other assets	$	226,750

Liabilities:		
Corporate level debt (face amount)	$	1,479,120
Mortgages and notes payable (face amount)		54,141
Dividends payable		41,354
Liabilities held for sale - consolidated [(4)]		219
Accounts payable, accrued expenses and other liabilities		79,786
Preferred stock, at liquidation value		96,770
LXP's share of non-consolidated mortgages (face amount)		86,456
Total deductions	$	1,837,846

Footnotes:

(1) Three months ended March 31, 2025 NOI for the existing property portfolio at March 31, 2025, includes one quarter of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, not in service leased development projects, properties reclassified to redevelopment and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed in service and assets acquired in the quarter. For assets in this category a NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used.

(2) At cost incurred.

(3) Includes $11.1 million net book value of a property under redevelopment.

(4) Property sold for $39.6 million subsequent to quarter end.

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32Table of Contents OTHER FINANCIAL DATA 3/31/2025 ($000) Balance Sheet The components of other assets are: Deposits $ 1,708 Equipment 196 Prepaids 6,723 Interest receivable 111 Other receivables 1,245 Deferred lease incentives 8,919 Derivative asset 2,944 Deferred asset 175 Total of other assets $ 22,021 The components of other liabilities are: Accounts payable and accrued expenses $ 28,600 Development, CIP and other accruals 11,340 Taxes 420 Deferred lease costs 706 Deposits 4,977 Transaction costs 204 Accounts payable and other liabilities $ 46,247 Accrued interest payable 15,349 Prepaid rent 18,190 Total of accounts payable, accrued expenses, and other liabilities $ 79,786

33Table of Contents NON-GAAP MEASURES DEFINITIONS LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures. LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity. Definitions: Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest expense, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of real estate or changes in control, non-cash and purchase option impact of sales-type leases, impairment charges, gain (loss) on debt satisfaction, net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA. Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed in the month prior to the end of the quarter or have not commenced, the next full Cash Base Rent payment is multiplied by 12. Excludes not in service leased development projects. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs. Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed in the month prior to the end of the quarter or have not commenced, the next Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio. Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non- cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

34Table of Contents NON-GAAP MEASURES DEFINITIONS Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second generation tenant improvements, and (10) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund its quarterly distributions. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity. First Generation Costs: Represents cash spend for tenant improvements, leasing costs and expenditures contemplated at acquisition for recently acquired properties with vacancy. Because all companies do not calculate First Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other. Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The National Association of Real Estate Investment Trusts, or Nareit, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write- downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. LXP presents FFO available to common shareholders - basic and also presents FFO available to all equityholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders - diluted which adjusts FFO available to all equityholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio and not comparable from period to period. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

35Table of Contents NON-GAAP MEASURES DEFINITIONS Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income and purchase option income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI. Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for the entirety of the two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired, expanded and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI. Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties. Stabilized Portfolio: All real estate properties other than non-stabilized properties, LXP considers stabilization to occur upon the earlier of 90% occupancy of the property or one year from cessation of major construction activities. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction. If some portions of a development project are substantially complete and ready for use and other portions have not yet reached that stage, LXP ceases capitalizing costs on the completed portion of the project but continue to capitalize costs for the incomplete portion. When a portion of the development project is substantially complete and ready for its intended use, the classification changes from investments in real estate under construction to operating, the project is placed in service and depreciation commences.

36Table of Contents SELECT CREDIT METRICS DEFINITIONS ($000) Adjusted Company FFO Payout: Three months ended March 31, 2025 Common share dividends per share $ 0.135 Adjusted Company FFO per diluted share $ 0.16 Adjusted Company FFO payout ratio 84.4 % Unencumbered Assets: Real estate, at cost $ 4,549,838 Held for sale real estate, at cost 15,552 less encumbered real estate, at cost $ (110,986) Unencumbered assets $ 4,454,404 Unencumbered NOI: NOI $ 69,136 Disposed of properties NOI (251) Adjusted NOI 68,885 less encumbered adjusted NOI (2,395) Unencumbered adjusted NOI $ 66,490 Unencumbered NOI % 96.5 % Net Debt / Adjusted EBITDA: Adjusted EBITDA $ 261,265 Consolidated debt $ 1,519,809 less consolidated cash and cash equivalents (70,935) Non-consolidated debt, net $ 85,308 Net debt $ 1,534,182 Net debt / Adjusted EBITDA 5.9x (Net Debt + Preferred) / Adjusted EBITDA: Adjusted EBITDA $ 261,265 Net debt $ 1,534,182 Preferred shares liquidation preference 96,770 Net debt + preferred $ 1,630,952 (Net Debt + Preferred) / Adjusted EBITDA 6.2x For the 12/31/2024, 12/31/2023 and 12/31/2022 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information. (Debt + Preferred) / Gross Assets: Three months ended March 31, 2025 Consolidated debt $ 1,519,809 Preferred shares liquidation preference 96,770 Debt and preferred $ 1,616,579 Total assets $ 3,759,514 Plus depreciation and amortization: Real estate 1,070,872 Deferred lease costs 16,154 Held for sale assets 8,171 Gross assets $ 4,854,711 (Debt + Preferred) / Gross Assets 33.3 % Debt / Gross Assets: Consolidated debt $ 1,519,809 Gross assets $ 4,854,711 Debt / Gross assets 31.3 % Secured Debt / Gross Assets: Total Secure Debt $ 53,602 Gross assets $ 4,854,711 Secured Debt / Gross Assets 1.1 % Unsecured Debt / Unencumbered Assets: Consolidated debt $ 1,519,809 less mortgages and notes payable (53,602) Unsecured Debt $ 1,466,207 Unencumbered assets $ 4,454,404 Unsecured Debt / Unencumbered Assets 32.9%

37Table of Contents INVESTOR INFORMATION Transfer Agent Computershare Overnight Correspondence: PO Box 43006 150 Royall Street, Suite 101 Providence, RI 02940 Canton, MA 02021 (800) 850-3948 www-us.computershare.com/investor Investor Relations Heather Gentry Executive Vice President, Investor Relations Telephone (direct) (212) 692-7219 E-mail hgentry@lxp.com Research Coverage BNP Paribas Evercore Partners Nate Crossett (646) 342-1588 Steve Sakwa (212) 446-9462 Monir Koummal (646) 342-1554 Jim Kammert (312) 705-4233 Green Street Advisors Jefferies & Company, Inc. Vince Tibone (949) 640-8780 Jon Petersen (212) 284-1705 Citizens J.P. Morgan Chase Mitch Germain (212) 906-3537 Anthony Paolone (212) 622-6682 KeyBanc Capital Markets Inc. Todd Thomas (917) 368-2286

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